AGREEMENT FOR PURCHASE AND SALE
                                       OF
                              PARTNERSHIP INTEREST


         This Agreement for Purchase and Sale of Partnership Interest in Bradley Villas Limited Partnership (this "Agreement") is entered into as of the date written below by and among Landau, an Arkansas corporation ("Seller") and WNC & Associates, Inc. ("WNC"). Seller and WNC hereinafter may be collectively referred to as the "Parties" and hereinafter may be individually referred to as a "Party".


                                    RECITALS


         WHEREAS, Seller is the limited partner of Bradley Villas Limited Partnership, an Arkansas limited partnership. ("Bradley")

         WHEREAS, Bradley owns a twenty (20) unit apartment complex in Bradley, Arkansas ("Apartment Complex").

         WHEREAS, Bradley was formed pursuant to a partnership agreement ("Partnership Agreement").

         WHEREAS, WNC desires to purchase and Seller desires to sell all of Seller's right, title and interest in and to Bradley Villas Limited Partnership ("Partnership Interest").

         NOW  THEREFORE,  based on the  foregoing  recitals  and other  good and
valuable   consideration,   the  receipt  and   sufficiency   which  are  hereby
acknowledged, the Parties agree as follows:

     1. Purchase and Sale of Partnership Interest. Subject to the terms and conditions of this Agreement, WNC shall purchase from Seller and Seller shall sell, assign, transfer and deliver to WNC, the Partnership Interest, effective as of the close of business on April 1, 1998 (the "Closing"). At the Closing, Seller shall deliver to WNC any and all documents reasonably requested by WNC to evidence the transfer in ownership of the Partnership Interest and any other documents reasonably related to the transactions contemplated by this Agreement.

     2. Purchase Price. WNC shall pay $501,462 to Seller as the full purchase price for the Partnership Interest, such payment to be made at Closing.

     3. Representations and Warranties of the Seller. As an inducement to WNC to execute and deliver this Agreement, Landau, an Arkansas corporation makes the following representations and warranties, the correctness of each of which has been and will be relied upon by WNC.

     3.1 Record Ownership of the Partnership Interest. The Seller owns of record
the  entire  Partnership  Interest,   free  and  clear  of  any  liens,  claims,
encumbrances, security interests or the like.

     3.2 Seller's Power. The Seller has the full power and authority under the Partnership Agreement to enter into this Agreement and to carry out the


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transactions contemplated hereby, and all consents, approvals and authorizations
required  to  be  obtained  to  enter  into  this   Agreement  and  perform  the
transactions contemplated by this Agreement have been obtained.

     3.3 Effect of this  Agreement  on the  Partnership  Agreement  and Existing
Contracts. Neither the execution nor the delivery of this Agreement by the Seller, nor the consummation of the transactions contemplated hereby, will violate the Partnership Agreement or, to the best knowledge of the Seller, conflict with, violate or constitute an act of default under any agreement to which the Seller is a party or to which any of its property (including record of ownership of the Partnership Interest) is subject.

     3.4 Litigation. There is no governmental or private litigation, investigation or proceeding of any kind whatsoever pending or, to the Seller's knowledge and belief, threatened with regard to the Seller's record ownership of the Partnership Interest.

     3.5 Binding Agreement. This Agreement represents a valid and binding agreement upon the Seller, enforceable in accordance with its terms.

     3.6 Reserves. Bradley's reserve accounts are fully funded.

     3.7 Financial Statement. Attached hereto as Exhibit "A" and incorporated herein by this reference is the year-to-date financial statement and balance sheet for Bradley dated as of _____________________ ("Financial Statement"). The Financial Statement is true and correct and except as otherwise designated there are no outstanding unpaid obligations, liens, claims or encumbrances.

     3.8 Representations and Warranties as of the Closing. The representations and warranties contained in paragraphs 3.1 through 3.7, above, shall continue to be true and correct through and as of the Closing.

     4. Partnership Distributions and Allocations Through the Closing. Seller shall be entitled to receive from Bradley through the Closing any distributions provided for in the Partnership Agreement, and the allocations of profits and losses provided for in the Partnership Agreement subject to the approval of WNC.

     5. Indemnification. Each Party who breaches any representation or warranty contained in this Agreement shall indemnify, defend and hold harmless any other Party to this Agreement and, if appropriate, such other Party's officers, directors and employees from and against any loss, liability, claim, damage, settlement or expense (including reasonable attorneys' fees and costs) arising from or related to such breach. In order to be indemnified, defended and held harmless, the party to be indemnified (the "Indemnitee") shall give written notice to the party to provide such indemnification (the "Indemnitor") describing the action for which indemnification is sought. The Indemnitor shall have the right to assume the defense of such action, at its sole expense, with counsel reasonably acceptable to the Indemnitee.



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



         6.       Miscellaneous.

     6.1 Performance of Necessary Acts. Each Party to this Agreement shall perform any further acts and execute and deliver any documents that reasonably may be necessary to carry out the purposes of this Agreement.

     6.2 Entire Agreement. This Agreement is intended by the Parties hereto as a final expression of their agreement and understanding with respect to the subject matter hereof and as a complete and exclusive statement of the terms thereof and supersedes any and all prior and contemporary agreements and understandings.

     6.3 Modification. This Agreement may not be modified or amended except by a writing signed by the Parties hereto.

     6.4 Waiver. The failure of any Party to this Agreement at any time to require performance by any other Party of any provision of this Agreement shall in no way affect the first Party's rights thereafter to enforce the same, nor shall the waiver by any Party of any breach of any provision hereof be held to be a waiver of any succeeding breach of any provision or a waiver of the provision itself.

     6.5 Severability. If any one or more provisions of this Agreement is determined to be illegal or unenforceable, all other provisions of this Agreement nevertheless shall be effective.

     6.6   Counterparts.   This  Agreement  may  be  executed  in  two  or  more
counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

     6.7 Headings. The headings of the several paragraphs of this Agreement are included only for convenience of reference and are not intended to govern, construe or modify any provision of this Agreement.

     6.8 Applicable Law. This Agreement shall be governed by and construed, interpreted and enforced in accordance with the laws of the State of California.

     6.9 Applicable Forum; Dispute Resolution. Any litigation arising from or relating to the subject matter hereof shall be brought only in the Superior Court of the State of California for the County of Orange or the District Court of the United States for the Central District of California, as the case may be, and the Parties hereto express their consent to the jurisdiction of such courts for the purpose of any such litigation.

     6.10 Attorneys' Fees. In the event of any litigation or other proceeding between the Parties to this Agreement to enforce any provision or right hereunder, the nonprevailing party to such proceeding shall pay to the prevailing party therein all costs and expenses, including, but not limited to, reasonable attorneys' fees and costs.

     6.11 Notices. All written notices, demands and requests of any kind which either Party may be required or may desire to serve upon the other Party in connection with this Agreement may be delivered by personal service or by mail. Any such notice or demand delivered by mail shall be deposited in the United States mail with postage prepaid, registered or certified, and addressed to the Party to be served as follows:

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      If to Seller, to:                  Landau, an Arkansas corporation
                                         903 South 8th Street
                                         Arkadelphia, Arkansas 71923

      If to WNC, to:                     David N. Shafer
                                         3158 Redhill Avenue, Suite 120
                                         Costa Mesa, CA  92626-3416

     6.12 Successors. This Agreement shall be binding on and inure to the benefit of the respective successors, assigns and personal representatives of the Parties.

     6.13 Entire Agreement. This instrument contains the entire agreement of the Parties relating to the rights granted and obligations assumed in this Agreement. Any oral representations or modifications concerning this Agreement shall be of no force or effect unless contained in a subsequent written modification signed by the Party to be charged.

         IN WITNESS WHEREOF, the Parties have executed this Agreement as of April 1, 1998.

                         SELLER

                         Landau, an Arkansas corporation


                         By:      ______________________________
                                  Chris M. Wewers,
                                  It's Authorized Agent

                         WNC & ASSOCIATES, INC.


                         By:      ______________________________
                                   David N. Shafer,
                                   Senior Vice President



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



                                   EXHIBIT "A"

                               FINANCIAL STATEMENT
                                       AND
                                  BALANCE SHEET




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